EXHIBIT 10.2

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is entered into as of October 7, 2015 among the parties identified as “Obligors” on the signature pages hereto and such other parties that may become Obligors hereunder after the date hereof (each individually an “Obligor” and collectively the “Obligors”), and BANK OF AMERICA, N.A., in its capacity as Secured Party (the “Secured Party”).

RECITALS

WHEREAS, pursuant to the Credit Agreement (as amended, modified, supplemented, increased, extended, restated, refinanced and replaced from time to time, the “Credit Agreement”) dated as of the date hereof among National Healthcare Corporation, a Delaware corporation, the Guarantors identified therein and the Secured Party, the Secured Party has agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Secured Party to make Loans and to issue Letters of Credit under the Credit Agreement that the Obligors shall have executed and delivered this Agreement to the Secured Party.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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Definitions.

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Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms that are defined in the Uniform Commercial Code in effect from time to time in the State of Tennessee except as such terms may be used in connection with the perfection of the Collateral and then the Uniform Commercial Code of the applicable jurisdiction with respect to such affected Collateral (the “UCC”) shall apply:  Adverse Claim, Financial Asset, General Intangibles, Instrument, Investment Company Security, Investment Property, Proceeds and Securities Account.

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In addition, the following terms shall have the following meanings:

“Collateral”: As defined in Section 2.

“Excluded Property”: As defined in Section 2.

“Subsidiary Equity” With respect to each Obligor, (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary that is directly owned by such Obligor and (ii) 65% (or such greater percentage that, due to a change in an applicable Law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary that is directly owned by such Obligor, including the certificated Equity Interests of the Subsidiaries owned by such Obligor as set forth on Schedule 1 hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Equity Interests, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

(1)

all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

(2)

in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of an Obligor.

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Grant of Security Interest in the Collateral.  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, each Obligor hereby grants to the Secured Party a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all of the following (to the extent not constituting Excluded Property (as defined herein)), whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):  (a) all Subsidiary Equity in whatever form (regardless of whether the same may constitute a Security, General Intangibles or other form of property); (b) all books and records, regardless of form, relating to the Subsidiary Equity; and all Proceeds of the foregoing;

provided, however, that the foregoing grant of a security interest shall be deemed not to grant a security interest in, nor shall the security interest granted herein attach to, any of the property described below (such property being hereinafter referred to as “Excluded Property”):

(i)

any Collateral or contracts related thereto to the extent that, under applicable Laws, the applicable Obligor is expressly prohibited from granting a security interest therein or applicable Laws provide for the involuntary forfeiture of the property in the event that a security interest is granted therein without the consent of the appropriate Governmental Authority, or at all; provided, however, that if such prohibition or the condition requiring such consent relates only to the foreclosure of a security interest or the exercise of other rights and remedies upon a default but not to the granting of a security interest therein, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such Governmental Authority is obtained by the Secured Party prior to foreclosure or exercising its other rights or remedies hereunder as to which such consent is required;

(ii)

 any Collateral or contracts related thereto to the extent that the terms and provisions of a written agreement, document or instrument creating or evidencing such property or any rights relating thereto (including the financing thereof or the grant of a Lien therein, in each case to the extent permitted by the Credit Agreement) expressly prohibit the granting of a security interest therein or condition the granting of a security interest therein on the consent of a third party whose consent has not been obtained or would cause, or allow a third party to cause, the forfeiture of such property upon the granting of a security interest therein (other than to the extent that any such requirement or restriction would be rendered ineffective pursuant to the UCC or other applicable Law (including Debtor Relief Laws)), provided, however, that if such prohibition or the condition requiring such consent relates only to the foreclosure of a security interest or the exercise of other rights or remedies upon a default, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such third party is obtained by the

Secured Party prior to foreclosure or exercising of its other rights or remedies hereunder as to which such consent is required;

(iii)

the Equity Interests of Premier Group Insurance Company, a Tennessee corporation, and Premier Plus Insurance Company, Ltd., an exempted company incorporated in the Cayman Islands with limited liability; and

(iv)

any Equity Interests of Foreign Subsidiaries that do not constitute Subsidiary Equity.

In the event of the termination or elimination of any prohibition or the requirement for any consent contained in any applicable law, rule, regulation, agreement, document or instrument to the extent sufficient to permit any Excluded Property to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such Excluded Property shall be automatically and simultaneously granted hereunder in such Excluded Property, and the Excluded Property automatically and simultaneously shall be deemed to be assigned and pledged to the Secured Party and shall be included as Collateral hereunder.

The Obligors and the Secured Party hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising.

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Representations and Warranties.  Each Obligor hereby represents and warrants to the Secured Party, that until such time as the Obligations have been paid in full and the Commitments have expired or been terminated:

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Ownership.  Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.  There exists no Adverse Claim with respect to the Subsidiary Equity of such Obligor.

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Security Interest/Priority.  This Agreement, when executed and delivered, creates a valid security interest in favor of the Secured Party in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Subsidiary Equity consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.  The taking possession by the Secured Party of the certificated securities (if any) evidencing the Subsidiary Equity and all other Instruments constituting Collateral will perfect and establish the first priority of the Secured Party’s security interest in all the Subsidiary Equity evidenced by such certificated securities and such Instruments.

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Authorization of Subsidiary Equity.  All Subsidiary Equity is duly authorized and validly issued, is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights, warrants, options or other rights to purchase of any Person, or equityholder, voting trust or similar agreements outstanding with respect to, or property that is convertible, into, or that requires the issuance and sale of, any of the Subsidiary Equity, except to the extent expressly permitted under the Loan Documents.

(d)

Consents; Etc.  There are no restrictions in any Organization Document governing any Subsidiary Equity or any other document related thereto which would limit or restrict (i) the grant of a Lien pursuant to this Agreement on such Subsidiary Equity, (ii) the perfection of such Lien or (iii) the exercise of remedies in respect of such perfected Lien in the Subsidiary Equity as contemplated by this Agreement.  Except for (i) the filing or recording of UCC financing statements, (ii) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(a) hereof), (iii) such actions as may be required by Laws affecting the offering and sale of securities, (iv) such actions as may be required by applicable foreign Laws affecting the pledge of the Subsidiary Equity of Foreign Subsidiaries and (v) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required for (A) the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Obligor, (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(a) hereof) or (C) the exercise by the Secured Party of the rights and remedies provided for in this Agreement.

(e)

No Other Equity Interests, Instruments, Etc.  As of the Closing Date, no Obligor owns any certificated Equity Interests in any Subsidiary that are required to be pledged and delivered to the Secured Party hereunder other than as set forth on Schedule 1 hereto, and all such certificated Equity Interests have been delivered to the Secured Party.

(f)

Partnership and Limited Liability Company Interests.  Except as previously disclosed to the Secured Party in writing, none of the Collateral consisting of an interest in a partnership or a limited liability company (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

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Covenants. Each Obligor covenants that until such time as the Secured Obligations have been paid in full and the Commitments have expired or been terminated, such Obligor shall:

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Subsidiary Equity.  Deliver to the Secured Party promptly upon the receipt thereof by or on behalf of an Obligor, any and all certificates and instruments constituting or evidencing Subsidiary Equity.  Prior to delivery to the Secured Party, all such certificates constituting Subsidiary Equity shall be held in trust by such Obligor for the benefit of the Secured Party pursuant hereto.  All such certificates representing Subsidiary Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) hereto.

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Filing of Financing Statements, Notices, etc.  Each Obligor hereby authorizes the Secured Party to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Secured Party may from time to time deem necessary or appropriate in order to perfect and maintain the perfection of the security interests granted hereunder in accordance with the UCC.  Each Obligor shall execute and deliver to the Secured Party such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents) as the Secured Party may reasonably request, and do all such other things as the Secured Party may reasonably deem necessary or appropriate (i) to assure to the Secured Party its security interests hereunder, including such instruments as the Secured Party may from time to time reasonably request in order to perfect and maintain the perfection of the security interests granted hereunder in accordance with the UCC, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Secured Party of its rights and interests hereunder.  Furthermore, each Obligor also hereby irrevocably makes, constitutes and appoints the Secured Party, its nominee or any other person whom the Secured Party may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Secured Party’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until repayment in full of the Obligations.  Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Secured Party without notice thereof to such Obligor wherever the Secured Party may in its sole discretion desire to file the same.

(b)

Books and Records.  Mark its books and records (and shall cause the issuer of the Subsidiary Equity of such Obligor to mark its books and records) to reflect the security interest granted pursuant to this Agreement.

(c)

Issuance or Acquisition of Equity Interests in Partnership or Limited Liability Company.  Not without executing and delivering, or causing to be executed and delivered, to the Secured Party such agreements, documents and instruments as the Secured Party may reasonably require in order to include such Equity Interests as a part of the Collateral to the extent required by the terms of the Loan Documents, issue or acquire any Equity Interests consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

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Advances.  On failure of any Obligor to perform any of the covenants and agreements contained herein, the Secured Party may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Secured Party may make for the protection of the security hereof or which may be compelled to make by operation of law.  All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Obligations and shall bear interest from the date said amounts are expended at the Default Rate.  No such performance of any covenant or agreement by the Secured Party on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default.  The Secured Party may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

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Remedies.

(a)

General Remedies.  Upon the occurrence of an Event of Default and during continuation thereof, the Secured Party shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Obligations, or by Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the

UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Secured Party may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Secured Party at the expense of the Obligors any Collateral at any place and time designated by the Secured Party that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Subsidiary Equity, may be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker's board or elsewhere, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms that might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Subsidiary Equity, that the Secured Party shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933.  Neither the Secured Party's compliance with applicable law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale.  To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Obligors in accordance with the notice provisions of Section 10.02 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Obligor further acknowledges and agrees that any offer to sell any Subsidiary Equity that has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Secured Party may, in such event, bid for the purchase of such securities.  The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  To the extent permitted by law, the Secured Party may be a purchaser at any such sale.  To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale.  Subject to the provisions of applicable law, the Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Secured Party may further postpone such sale by announcement made at such time and place.

(b)

Access.  In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Secured Party shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Secured Party, and use the same, together with the books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise.  In addition, the Secured Party may remove Collateral, or any part thereof, from such premises or any books or records with respect thereto, in order effectively to collect or liquidate such Collateral.

(c)

Nonexclusive Nature of Remedies.  Failure by the Secured Party to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Obligations, or as provided by law, or any delay by the Secured Party in exercising the same, shall not operate as a waiver of any such right, remedy or option.  No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Secured Party shall only be granted as provided herein.  To the extent permitted by law, neither the Secured Party nor any Person acting as attorney for the Secured Party shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder.  The rights and remedies of the Secured Party under this Agreement shall be cumulative and not exclusive of any other right or remedy that the Secured Party may have.

(d)

Retention of Collateral.  In addition to the rights and remedies hereunder, the Secured Party may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise in compliance with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Obligations.  Unless and until the Secured Party shall have provided such notices, however, the Secured Party shall not be deemed to have retained any Collateral in satisfaction of any Obligations for any reason.

(e)

Deficiency.  In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees, charges and disbursements of counsel.  Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.  Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Obligations, the obligations of each Obligor under the Credit Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any other applicable Debtor Relief Law (including any comparable provisions of any applicable state Law).

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Rights of the Secured Party.

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Power of Attorney.  In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Secured Party and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

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to demand, collect, settle, compromise, adjust, give discharges and releases in connection with any Collateral, all as the Secured Party may reasonably determine;

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to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

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to defend, settle or compromise any action brought in connection with any Collateral and, in connection therewith, give such discharge or release as the Secured Party may deem reasonably appropriate;

(i)

sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes;

(v)

execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Secured Party may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

(vi)

institute any foreclosure proceedings that the Secured Party may deem appropriate;

(vii)

to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(viii)

to exchange any of the Subsidiary Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Subsidiary Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Secured Party may reasonably deem appropriate;

(ix)

to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Subsidiary Equity into the name of the Secured Party or into the name of any transferee to whom the Subsidiary Equity or any part thereof may be sold pursuant to Section 7 hereof;

(x)

to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(xi)

to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct;

(xii)

to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

(xiii)

do and perform all such other acts and things as the Secured Party may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Obligations have been paid in full and the Commitment has expired or been terminated.  The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so.  The Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct.  This power of attorney is conferred on the Secured Party solely to protect, preserve and realize upon its security interest in the Collateral.

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Assignment by the Secured Party. The Secured Party may from time to time assign the Obligations in connection with an assignment to a successor Secured Party in accordance with the Credit

Agreement, and such successor shall be entitled to all of the rights and remedies of the Secured Party under this Agreement in relation thereto.

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The Secured Party's Duty of Care.  Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Secured Party hereunder, the Secured Party shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Secured Party shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Secured Party shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.  In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

(d)

Voting and Payment Rights in Respect of the Subsidiary Equity.

(i)

So long as no Event of Default shall exist, each Obligor may (A) exercise any and all voting and other consensual rights pertaining to the Subsidiary Equity of such Obligor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement and (B) receive and retain any and all dividends and other distributions (other than dividends and distributions consisting of Equity Interests and other dividends and distributions constituting Collateral that are addressed hereinabove) paid in respect of the Subsidiary Equity to the extent they are allowed under the Credit Agreement; and

(ii)

During the continuance of an Event of Default, (A) all rights of an Obligor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of an Obligor to receive the dividends and other distributions that it would otherwise be authorized to receive and retain pursuant to clause (i)(B) above shall cease, and all such rights shall thereupon be vested in the Secured Party, which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments, and (C) all dividends and other distributions that are received by an Obligor contrary to the provisions of clause (ii)(B) above shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of such Obligor, and shall be forthwith paid over to the Secured Party as Collateral in the exact form received, to be held by the Secured Party as Collateral and as further collateral security for the Secured Obligations.

(e)

Releases of Collateral.  (i) If any Collateral shall be sold, transferred or otherwise disposed of by any Obligor in a transaction permitted by the Credit Agreement, then the Secured Party, at the request and sole expense of such Obligor, shall promptly execute and deliver to such Obligor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Loan Document on such Collateral.  (ii) The Secured Party may release any of the Subsidiary Equity from this Agreement or may substitute any of the Subsidiary Equity for other Subsidiary Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this

Agreement as to any Subsidiary Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Subsidiary Equity not expressly released or substituted.

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Application of Proceeds.  Upon the acceleration of the Obligations pursuant to Section 8.02 of the Credit Agreement, any payments in respect of the Obligations and any proceeds of the Collateral, when received by the Secured Party in cash, will be applied in reduction of the Obligations in the order set forth in Section 8.03 of the Credit Agreement.

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Other Security.  To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and continuation of any Event of Default, and the Secured Party shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Obligations or any of the rights of the Secured Party under this Agreement, under any other of the Loan Documents or under any other document relating to the Obligations.

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Continuing Agreement.

(a)

This Agreement shall remain in full force and effect until such time as the Obligations have been paid in full and the Commitments have expired or been terminated, at which time this Agreement shall be automatically terminated and the Secured Party shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall deliver all UCC termination statements or other documents reasonably requested by the Obligors evidencing such termination.

(b)

This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations.

.

Joinder.  At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Secured Party a Joinder Agreement.  Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Obligor” and have all of the rights and obligations of an Obligor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

.

Amendments; Waivers; Modifications, etc.  This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 10.01 of the Credit Agreement.

.

Successors in Interest.  This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors and assigns.

.

Notices.  All notices required or permitted to be given under this Agreement shall be in conformance with Section 10.02 of the Credit Agreement.

.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Delivery of an executed counterpart of a signature page to this Agreement by telecopy or other electronic imaging means shall be effective as delivery of an original executed counterpart of this Agreement.

.

Headings.  The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

.

Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL.  The terms of Sections 10.15 and 10.16 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

.

Severability.  If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

.

Entirety.  This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

[SIGNATURE PAGES FOLLOW]

Each of the parties hereto has caused a counterpart of this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:

NATIONAL HEALTHCARE CORPORATION, a

            Delaware corporation

By:

s/ John K. Lines

Name:

John K. Lines

Title:

Sr. VP, General Counsel, Secretary

NHC/DELAWARE, INC.,

a Delaware corporation

By:

/s/ R. Mike Ussery

Name:

R. Mike Ussery

Title:

Vice President

NHC/OP, L.P.,

a Delaware limited partnership

By:

/s/Steve F. Flatt

Name:

Steve F. Flatt

Title:

Vice President

NHC DELAWARE INVESTMENTS INC.,

a Delaware corporation

By:

/s/ Charlotte A. Swafford

Name:

Charlotte A. Swafford

Title:

VP and Treasurer

NHC HEALTHCARE/LAKE CITY, INC.,

a Florida corporation

By:

/s/ R. Mike Ussery

Name:

R. Mike Ussery

Title:

President

NHC HEALTHCARE/PENSACOLA, INC.,

a Florida corporation

By:

/s/ R. Mike Ussery

Name:

R. Mike Ussery

Title:

President

CITY CENTER, L.P.,

a Tennessee limited partnership

By:

/s/ John K. Lines

Name:

John K. Lines

Title:

Secretary of the GP

NUTRITIONAL SUPPORT SERVICES, LP,

a Tennessee limited partnership

By:

/s/ Steve F. Flatt

Name:

Steve F. Flatt

Title:

Vice President of the GP

NATIONAL HEALTH REALTY, LLC

a Delaware limited liability company

By:

/s/ Steve F. Flatt

Name:

Steve F. Flatt

Title:

Vice President of the GP of Its Sole Member

CITY CORPORATION,

A Tennessee corporation

By:  /s/ John K. Lines

Name:  John K. Lines

Title:

Secretary

2

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A., as Secured Party

By:

/s/ H. Hope Walker

Name:

H. Hope Walker

Title:

V.P.

3

SCHEDULE 1

SUBSIDIARY EQUITY

Obligor	Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership
National HealthCare Corporation	NHC Delaware Investments, Inc.	1,000	1	100%
National HealthCare Corporation	City Corporation	1,000	2	100%
National HealthCare Corporation	NHC Healthcare/Lake City, Inc.	1,000	1	100%
National HealthCare Corporation	NHC/Delaware, Inc.	1,000	1	100%
National HealthCare Corporation	NHC Healthcare/Pensacola, Inc.	1,000	1	100%

EXHIBIT 4(a)

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following equity interests of _____________________, a ____________ corporation:

No. of Shares

Certificate No.

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such equity interests and to take all necessary and appropriate action to effect any such transfer.  The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

_______________________________

By:

Name:

Title: